Exhibit 10


                                                                     Page 1 of 2

                              ASSIGNMENT OF PATENT

WHEREAS, I, Carlan Schmitt, Inventor, a citizen of the United States of America, residing at 1862 Glen Terrace, Saint Paul, Minnesota 55116, hereinafter referred to as "patentee", did obtain a United States Patent for an improvement in LOCKING PLIERS, US Patent No. 6,311,589, issued November 6, 2001; and whereas, I am now the sole owner of said patent, and,

WHEREAS, E and S Holdings, Inc., a Nevada corporation in the United States of America, hereinafter referred to as "assignee" whose post office address is 5046 East Blvd. NW, Canton, Ohio 44718, is desirous of acquiring the entire right, title and interest in the same; NOW, the receipt whereof is acknowledged, and other good and valuable consideration, I, the patentee, by these presents do sell, assign and transfer unto said assignee the entire right, title and interest in and to the said Patent aforesaid; the same to be held and enjoyed by the said assignee for his own use and behoof, and for his legal representatives and assigns, to the full end of the term for which said Patent is granted, as fully and entirely as the same would have been held by me had this assignment and sale not been made.

In witness whereof, I have hereunto signed my name on the day and year set forth below.

                                           /s/ Carlan Schmitt
                                           ------------------------
                                           Carlan Schmitt

STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF RAMSEY    )

     On this 2nd day of April, 2002, before me personally appeared the above-named Carlan Schmitt personally known to me, and known by me to be the person described in and who executed the foregoing instrument, and he acknowledged that he executed the same as his free act and deed, on the day and year aforesaid.

(SEAL)

Notary Public - Minnesota My Commission Expires:


                                           /s/ Carol A. Peterson
                                           --------------------------------
                                           Notary Public - Minnesota
                                           My Commission Expires: _________


                                                      [STAMP]
                                                 CAROL A. PETERSON
                                             NOTARY PUBLIC - MINNESOTA
                                           MY COMM. EXPIRES JAN. 31, 2005